UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ____________

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                         April 20, 2005 (April 18, 2005)
                                   ____________

                                   MEDICORE, INC.
              (Exact name of registrant as specified in its charter)

           Florida                     0-6906               59-0941551
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)              File Number)        Identification No.)

       2337 West 76th Street, Hialeah, FL                     33016
    (Address of principal executive offices)                (Zip Code)

     Registrant's telephone number, including area code: (305) 558-4000

                                  Not Applicable
           (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On April 18, 2005, a putative derivative action was filed in the Circuit Court for Anne Arundel County, Maryland, by an alleged holder of shares of our subsidiary, Dialysis Corporation of America ("DCA"), alleging breaches of fiduciary duty by DCA's board of directors and our company, as the controlling shareholder of DCA, in connection with the proposed merger of our company with DCA. The complaint alleges, among other things, that the defendants agreed to the proposed merger transaction that "will unduly benefit Medicore and the Independent Defendants at the expense of DCA" and "is a waste of [DCA] corporate assets." The plaintiff seeks injunctive relief barring consummation of the proposed merger and costs of the action including reasonable attorney's fees. This action is similar to a derivative action initiated by another DCA shareholder in the Eleventh Judicial Circuit Court for Miami-Dade County, Florida, as we reported in a Current Report on Form 8-K dated April 8, 2005. Based upon a preliminary review of the complaint, our company and DCA believe this derivative action is without merit, as was the determination relating to the other action, and the matter will be defended vigorously.

     The joint press release issued by the Company and DCA on March 15, 2005, relating to the proposed merger indicated it was subject to a definitive merger agreement, satisfactory fairness and tax opinions, and approval of shareholders of the Company and DCA. The special independent board committees of the Company and DCA have each retained their own investment banking firm to obtain fairness opinions as to whether the proposed merger transaction is fair from each company's and its respective unaffiliated shareholders' perspectives. DCA is preparing a registration statement for filing with the Securities and Exchange Commission which will include a proxy statement/prospectus which will have an executed copy of the agreement and plan of merger and in which the terms of the proposed merger will be addressed in substantial detail.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MEDICORE, INC.

                                          /s/ Thomas K. Langbein
                                       By______________________________
                                          THOMAS K. LANGBEIN
                                          Chairman of the Board, President
                                          and Chief Executive Officer

Dated:  April 20, 2005